UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2023 (April 13, 2023)

LatAmGrowth SPAC

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41246	98-1605340
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pedregal 24 8th Floor Molino del Rey Mexico City, Mexico	11000
(Address of principal executive offices)	(Zip Code)

+52 55 9178 9015

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	LATGU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	LATG	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	LATGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As disclosed in a Current Report on Form 8-K that LatAmGrowth SPAC, a Cayman corporation (the “Company”), filed on January 28, 2022 with the U.S. Securities and Exchange Commission (the “SEC”), the Company previously entered into an Investment Management Trust Agreement (the “Trust Agreement”), dated January 24, 2022 with Continental Stock Transfer & Trust Company (the “Trustee”), as trustee. On April 13, 2023, the Company’s shareholders approved the Trust Amendment (as defined below). Following such approval by the Company’s shareholders, the Company and the Trustee entered into the Trust Amendment on April 13, 2023.

The foregoing description of the Trust Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Trust Amendment, a copy of which is filed herewith as Exhibit 10.1 to this report and is incorporated herein by reference.

The information set forth under Item 2.03 to this Current Report on Form 8-K is hereby incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On April 13, 2023, the Company issued a non-interest bearing non-convertible unsecured promissory note to LatAmGrowth Sponsor LLC, a Delaware limited liability company (the “Sponsor”), for a principal amount of up to $1,050,000.00 to fund the contributions to the Company’s trust account established in connection with its initial public offering (the “trust account”) in connection with the approval of the Extension Amendment Proposal (as defined below) and Trust Amendment Proposal (as defined below) by shareholders on April 13, 2023 (the “Extension Note”).

The foregoing description of the Extension Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Extension Note, a copy of which is filed herewith as Exhibit 10.2 to this report and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

On April 13, 2023, the Company held an extraordinary general meeting (the “Extraordinary General Meeting”) virtually, solely with respect to voting on the following proposals:

1.	the proposal to extend the date by which the Company must complete its initial business combination from April 27, 2023 to November 27, 2023 (the “Extension Amendment Proposal”);
2.	the proposal to amend the Trust Agreement to allow the Company to extend, on a month to month basis, the date on which the Trustee must liquidate the trust account if the Company has not completed its initial business combination, from April 27, 2023 to up to November 27, 2023 by depositing into the trust account the lesser of $150,000 or $0.0375 per public share that remains outstanding and is not redeemed in connection with the Extension Amendment per calendar month commencing on April 27, 2023 (the "Trust Amendment Proposal");
3.	the proposal to amend the amended and restated memorandum and articles of association (the “Articles”) to provide for the right of a holder of the Company's Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”), to convert into Class A ordinary shares, par value $0.0001 per share (“Class A ordinary shares”), on a one-for-one basis prior to the closing of an initial business combination at the election of the holder (the "Founder Share Amendment Proposal"); and
4.	the proposal to remove the limitation that the Company shall not redeem public shares to the extent that such redemption would cause the Company's net tangible assets to be less than $5,000,001 (the “Redemption Limitation Amendment Proposal” and together with the Extension Amendment Proposal, the Trust Amendment Proposal and the Founder Share Amendment Proposal, the “Proposals”).

A total of 12,639,507 of the Company’s Class A ordinary shares and Class B ordinary shares (the “Ordinary Shares”), or 77.78% of the Company’s outstanding shares as of March 13, 2023, the record date for the Extraordinary General Meeting, were represented virtually or by proxy at the Extraordinary General Meeting.

The following is a brief description of the final voting results for each of the proposals submitted to a vote of the shareholders at the Extraordinary General Meeting.

Extension Amendment Proposal

To consider and vote upon a proposal, by special resolution, to amend the Company’s Articles to extend the date by which the Company has to consummate a business combination for an additional seven months from April 27, 2023 to November 27, 2023.

The Extension Amendment Proposal was approved. The voting results of the shares of the Ordinary Shares were as follows:

For	Against	Abstentions
11,788,766	413,217	437,524

Trust Amendment Proposal

To consider and vote upon a proposal, by special resolution, to amend the Trust Agreement to allow the Company to extend on a month to month basis the date on which the Trustee must liquidate the trust account if the Company has not consummated a business combination from April 27, 2023 to up to November 27, 2023 by depositing intro the trust account the lesser of $150,000 or $0.0375 per public share that remains outstanding and was not redeemed in connection with the Extension Amendment per calendar month commencing on April 27, 2023.

The Trust Amendment Proposal was approved. The voting results of the shares of the Ordinary Shares were as follows:

For	Against	Abstentions
11,788,766	413,217	437,524

Founder Share Amendment Proposal

To consider and vote upon a proposal, by special resolution, to amend the Company’s Articles to provide for the right of a holder of the Company’s Class B ordinary shares to convert into Class A ordinary shares on a one-for-one basis prior to the closing of a business combination at the election of the holder.

The Founder Share Amendment Proposal was approved. The voting results of the shares of the Ordinary Shares were as follows:

For	Against	Abstentions
11,788,025	413,958	437,524

Redemption Limitation Amendment Proposal

To consider and vote upon a proposal, by special resolution, to amend the Company’s Articles to eliminate the limitation that the Company shall not redeem public shares to the extent that such redemption would cause the Company’s net tangible assets to be less than US$5,000,001.

The Redemption Limitation Amendment Proposal was approved. The voting results of the shares of the Ordinary Shares were as follows:

For	Against	Abstentions
11,688,018	513,965	437,524

The Adjournment Proposal

To consider and vote upon a proposal, by ordinary resolution, to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Proposals.

The Adjournment Proposal was not acted upon at the Extraordinary General Meeting.

Redemptions

In connection with the vote to approve the Proposals, the holders of 7,399,517 Class A ordinary shares properly exercised their rights to redeem their shares for cash at a redemption price of approximately $10.469 per share, for an aggregate redemption amount of approximately $77,471,023.63.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
10.1	Amendment No. 1 to the Investment Management Trust Agreement, dated April 13, 2023
10.2	Promissory Note, dated April 13, 2023
104	Cover Page Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LatAmGrowth SPAC

Date: April 18, 2023	By:	/s/ Gerard Cremoux
	Name:	Gerard Cremoux
	Title:	Chief Executive Officer, Chief Financial Officer and Director